UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2020

ViewRay, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Thermo Fisher Way Oakwood Village, Ohio		44146
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2020, ViewRay, Inc. (“ViewRay” or the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2020. The press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or incorporated by reference in any filing of ViewRay under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2020, the Company and Shahriar Matin, Chief Operating Officer, entered into a separation agreement (the “Separation Agreement”) as part of a program to retain select senior leaders while also providing an option for them to continue with the Company in the event economic conditions under the coronavirus pandemic improve. The Separation Agreement modifies certain severance and other related provisions of the Employment Agreement entered into between the Company and Mr. Matin dated July 22, 2018 (as amended December 20, 2018, the “Original Agreement”).

Pursuant to the Separation Agreement, Mr. Matin will remain employed in his current role for up to one year (the “Severance Period”), and will retain his current 2020 base salary, his eligibility under the Company’s Annual Incentive Plan (the “AIP”) or any other target bonus opportunity for the 2020 calendar year (conditioned on his continued employment through and including December 31, 2020), and the continued vesting of previously granted equity awards for the duration of his employment during the Severance Period. After the first six months of the Severance Period, Mr. Matin and the Company may mutually agree to a reduced work schedule for Mr. Matin to allow him flexibility to engage in efforts to find alternative employment. If Mr. Matin remains employed in his current role through the entire Severance Period, all of his then unvested restricted stock units (“RSUs”) will become vested.

If, during the Severance Period, Mr. Matin is terminated by the Company without cause or resigns for any reason, then he will be entitled to severance pay for the number of months then remaining in the Severance Period, COBRA reimbursement for up to twelve months, payment of his target bonus in accordance with the terms of the Original Agreement, accelerated vesting of then unvested RSUs that would otherwise have vested within the twenty-four months after termination in accordance with the terms of the Original Agreement, and continued exercisability of any vested stock options for up to one year from the termination date. If at the time of Mr. Matin’s termination without cause or resignation during the Severance Period he is then also eligible for a 2020 AIP payment, he will be entitled only to the greater of the AIP payment or payment of his target bonus.

If Mr. Matin is terminated with cause in the first six months of the Severance Period, all of his unvested RSUs will be forfeited. If Mr. Matin is terminated with cause in the second six months of the Severance Period, his unvested RSUs will vest on a pro rata basis calculated as a percentage of the second six-month portion of the Severance Period in which Mr. Matin remained employed prior to his termination date.

If a change in control transaction occurs while Mr. Matin remains employed during the Severance Period, he will have the option to remain subject to the terms and conditions of the Separation Agreement or to revert to and be subject to the change in control termination and severance provisions set forth in the Original Agreement.

During the Severance Period, Mr. Matin will continue to be eligible to receive the other benefits he was eligible to receive prior to execution of the Separation Agreement.

If at the end of the Severance Period the Company and Mr. Matin agree to continue his employment, the Company will perform an assessment of any compensation forfeited during the Severance Period for purposes of providing, at the Company’s discretion, potential make-whole true-up adjustments to future compensation arrangements.

The foregoing description of the Separation Agreement is only a summary and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Spokespersons of ViewRay, Inc. (“ViewRay”) plan to present the information in the presentation attached hereto as Exhibit 99.2 to analysts and investors from time to time on or after July 30, 2020. The presentation will be available on the Investor Relations page at Company’s website at: http://investors.viewray.com.

The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the presentation is summary information that is intended to be considered in the context of more complete information included in ViewRay’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that ViewRay has made and may make from time to time by press release or otherwise. ViewRay undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “Forward-Looking Statements & Disclaimer” in Exhibit 99.2 attached hereto.

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information in this Item 7.01 of this Current Report on Form 8-K and the Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act, or incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

ExhibitNumber	Description
10.1	Separation Agreement with Shahriar Matin dated July 28, 2020.
99.1	Press Release dated July 30, 2020 announcing financial results for the fiscal quarter ended June 30, 2020.
99.2	ViewRay Q2 2020 Earnings Conference Call Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: July 30, 2020	By:	/s/ Robert S. McCormack
Robert S. McCormack
Senior Vice President, General Counsel and Corporate Secretary